FIRST AMENDMENT
TO THE SECOND SUPPLEMENT
TO THE MASTER LOAN AGREEMENT

THIS FIRST AMENDMENT TO THE SECOND SUPPLEMENT OF THE MASTER LOAN AGREEMENT (this "**Amendment**"), is entered into as of June 30, 2009, between **GREEN PLAINS BLUFFTON LLC**, an Indiana limited liability company, formerly known as **INDIANA BIO-ENERGY, LLC,** an Indiana limited liability company (the "**Borrower**") and **AGSTAR FINANCIAL SERVICES, PCA**, a United States instrumentality (the "**Lender**").

RECITALS

A. Borrower and Lender entered into a Master Loan Agreement dated as of February 27, 2007, which was amended by that certain First Amendment to Master Loan Agreement dated October 15, 2008; by the Second Amendment to Master Loan Agreement dated April 16, 2009 and by the Third Amendment to Master Loan Agreement dated June 30, 2009 (together, the "**MLA**"); a First Supplement to the Master Loan Agreement dated as of February 27, 2007 (the "**First Supplement**"); and a Second Supplement to the Master Loan Agreement dated as of February 27, 2007 (the "**Second Supplement**," and together with the MLA and the First Supplement, the "**Loan Agreement**") by which the Lender agreed to extend certain financial accommodations to the Borrower.

B. At the request of Borrower, Borrower and Lender have agreed to make certain modifications to the Second Supplement, all in accordance with the terms and conditions of this Amendment.

NOW THEREFORE, in consideration of the facts set forth in the above Recitals which the parties agree are true and correct, and in consideration for entering into this Amendment and the related documents to be executed concurrently with or pursuant hereto, the parties agree as follows:

AMENDMENTS

1. **Certain Defined Terms**. All terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

2. **Amendments to the Second Supplement**. Paragraph 9 of the Second Supplement shall be amended and restated as follows:

> 9. **Interest Rate.** Subject to the provisions of the MLA, including without limitation Section 2.06 of the MLA, and this Second Supplement, the Term Revolving Loan shall bear interest at a rate equal to the Applicable Rate plus 325 basis points. The computation of interest, amortization, maturity and other terms and conditions of the Term Revolving Loan shall be as provided in the Term Revolving Note,

SIGNATURE PAGE TO
FIRST AMENDMENT THE SECOND SUPPLEMENT
TO THE MASTER LOAN AGREEMENT
BY AND BETWEEN
GREEN PLAINS BLUFFTON LLC
AND
AGSTAR FINANCIAL SERVICES, PCA
DATED: June 30, 2009

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Second Supplement to the Master Loan Agreement to be executed by their respective duly-authorized officers as of the date first above written.

BORROWER:

GREEN PLAINS BLUFFTON LLC,
an Indiana limited liability company,

Ron B. Gillis

By: RON B GILLIS
Its: EVP FINANCE, TREASURER

LENDER:

AGSTAR FINANCIAL SERVICES, PCA

Mark Schmidt

By: Mark Schmidt
Its: Vice President

GP:2591834 v1

ALLONGE #2

to Construction Note dated February 27, 2007

THIS ALLONGE #2 is made and entered into as of the 30th day of June 2009, by and between **GREEN PLAINS BLUFFTON LLC,** an Indiana limited liability company, formerly known as **INDIANA BIO-ENERGY, LLC,** an Indiana limited liability company (the "Borrower") and **AGSTAR FINANCIAL SERVICES, PCA,** a United States instrumentality (the "Lender").

RECITALS

A. The Borrower previously executed and delivered to the Lender a Construction Note in the original principal amount of $90,000,000.00, dated February 27, 2007 and an Allonge thereto dated October 15, 2008 (together, the "Note") to which this Allonge #2 is attached.

B. The Borrower and Lender have agreed to make certain modifications to the Note, all in accordance with the terms and conditions of this Allonge.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Allonge and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower and the Lender, the parties agree as follows:

1. **Modification of Note.** Notwithstanding any of the provisions of that certain Master Loan Agreement dated February 27, 2007 and that certain First Supplement to the Master Loan Agreement dated February 27, 2007, as amended from time to time (collectively, the "Loan Agreement") and the Note, the Note is amended as follows:

a. Paragraph #2 of the Note is hereby amended and restated to read as follows:

> The outstanding principal balance of this Construction Note shall bear interest at a variable rate equal to the Applicable Rate plus 350 basis points, which rate of interest shall be adjusted by Lender pursuant to the provisions of the MLA, the First Supplement and this Construction Note. On the Conversion Date, up to fifty (50%) percent of the then outstanding principal balance under this Construction Note may, at Borrower's option, be converted to a fixed rate of interest and subject to the further terms, conditions and limitations of the MLA and the First Supplement.

b. Paragraph #8 of the Note is hereby amended and restated to read as follows:

> Subject to the provisions of the MLA, the portion of the Term Loan that has not been converted to a Fixed Rate Loan pursuant to Section 8(e) of the First Supplement shall bear interest at a variable rate equal to the Applicable Rate plus 325 basis points.

SIGNATURE PAGE TO
ALLONGE #2
TO
CONSTRUCTION NOTE DATED FEBRUARY 27, 2007
BY AND BETWEEN
GREEN PLAINS BLUFFTON LLC
AND
AGSTAR FINANCIAL SERVICES, PCA
DATED: June 30, 2009

IN WITNESS WHEREOF, the parties hereto have caused this Allonge #2 to be duly executed and delivered as of the date and year first above written.

BORROWER:

GREEN PLAINS BLUFFTON LLC
a Indiana limited liability partnership

Ron B Gillis

By: Ron B. Gillis
Its: EVP - Finance Treasurer

LENDER:

AGSTAR FINANCIAL SERVICES, PCA,
an United States instrumentality

Mark Schmidt

By: Mark Schmidt
Its: Vice President

GP:2597484 V1

ALLONGE #2

to Term Revolving Note Dated February 27, 2007

THIS ALLONGE #2 is made and entered into as of the 30th day of June 2009, by and between **GREEN PLAINS BLUFFTON LLC** an Indiana limited liability company, formerly known as **INDIANA BIO-ENERGY, LLC,** an Indiana limited liability company (the "Borrower") and **AGSTAR FINANCIAL SERVICES, PCA,** a United States instrumentality (the "Lender").

RECITALS

A. The Borrower previously executed and delivered to the Lender a Term Revolving Note in the original principal amount of $20,000,000.00, dated February 27, 2007 and an Allonge thereto dated as of October 15, 2008 (together, the "Note") to which this Allonge#2 is attached.

B. The Borrower and Lender have agreed to make certain modifications to the Note, all in accordance with the terms and conditions of this Allonge.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Allonge and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower and the Lender, the parties agree as follows:

1. **Modification of Note.** Notwithstanding any of the provisions of that certain Master Loan Agreement dated February 27, 2007 and that certain Second Supplement to the Master Loan Agreement dated February 27, 2007, as amended from time to time (collectively, the "Loan Agreement") and the Note, Paragraph #2 of the Note is hereby amended and restated to read as follows:

> The outstanding principal balance of this Term Revolving Note shall bear interest at a variable rate equal to the Applicable Rate plus 325 basis points which rate of interest under this Term Revolving Note shall be adjusted pursuant to the provisions the MLA, the Second Supplement and this Term Revolving Note.

2. **Remaining Terms.** It is further understood and agreed by and between the Borrower and the Lender that all other terms and provisions of the Note shall remain in full force and effect, enforceable by the Lender against the Borrower as fully as though no amendments had been made hereby, and this Allonge #2 shall not be deemed to hinder, compromise or lessen the enforceability of the Note, or any mortgage, security interest, or guaranty securing repayment of the Note, in any way.

{SIGNATURE PAGE TO IMMEDIATELY FOLLOW THIS PAGE}

SIGNATURE PAGE TO
ALLONGE #2
TO
TERM REVOLVING NOTE DATED FEBRUARY 27, 2007
BY AND BETWEEN
GREEN PLAINS BLUFFTON LLC
AND
AGSTAR FINANCIAL SERVICES, PCA
DATED: June 30, 2009

IN WITNESS WHEREOF, the parties hereto have caused this Allonge #2 to be duly executed and delivered as of the date and year first above written.

BORROWER:

GREEN PLAINS BLUFFTON LLC,
an Indiana limited liability company,

Ron B Gillis
By: Ron B. Gillis
Its: EVP Finance Treasurer

LENDER:

AGSTAR FINANCIAL SERVICES, PCA

By: Mark Schmidt
Its: Vice President

GP:2597485 v1